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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

                 Colorado                   1-12551             84-1250533
         ------------------------         ------------      -------------------
         (State of Incorporation)         (Commission         (IRS Employer
                                          File Number)      Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                       06901
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (203) 595-3000

                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01         REGULATION FD DISCLOSURE.

         On May 18, 2006, Cenveo, Inc. announced that its wholly owned subsidiary, Cenveo Corporation, a Delaware corporation (the "Company"), has commenced a cash tender offer for any and all of the Company's outstanding $350,000,000 aggregate principal amount of 9-5/8% Senior Notes due 2012. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed herewith:
             --------

                Exhibit No.    Document Designation
                -----------    --------------------

                99.1           Press Release of Cenveo, Inc. dated May 18, 2006


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2006

                                CENVEO, INC.

                                By: /s/ Sean S. Sullivan
                                    --------------------
                                    Sean S. Sullivan
                                    Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1     Press Release of Cenveo, Inc. dated May 18, 2006


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